                                                                   Exhibit 3.1
                                                        Federal Identification
                                                                No. 04-3186494

           |
-----------|           The Commonwealth of Massachusetts
Examiner   |                 William Francis Galvin
           |              Secretary of the Commonwealth
           | One Ashburton Place, Boston, Massachusetts 02108-1512
           |
           |                  ARTICLES OF AMENDMENT
           |       (General Laws, Chapter 156B, Section 72)
-----------|
Name       |
Approved   |
           |We, Geoffrey F. Cox                                  , *President,
           |    --------------------------------------------------------------
           |
           |and Nathaniel S. Gardiner                             , *Clerk,
           |    --------------------------------------------------------------
           |
           |of            Genzyme Transgenics Corporation
           |   ---------------------------------------------------------------
           |                (EXACT NAME OF CORPORATION)
           |
           |located at  175 Crossing Boulevard, Framingham, MA 01702
           |           -------------------------------------------------------
           |           (STREET ADDRESS OF CORPORATION IN MASSACHUSETTS)
           |
           |certify that these Articles of Amendment affecting articles
           |numbered:
           |
           |Article I
           |------------------------------------------------------------------
           |    (NUMBER THOSE ARTICLES 1, 2, 3, 4, 5 AND/OR 6 BEING AMENDED)
           |
           |of the Articles of Organization were duly adopted at a meeting held |on May 22, 2002, by vote of:
           |   ------    --
           |
           |24,466,664 shares of Common Stock of 27,477,143 shares outstanding,
           |----------           ------------    ----------
           |                     type, class
           |                     & series, if
           |                     any
           |
           |           shares of              of            shares outstanding,
           |----------           ------------    ----------
           |                     type, class
           |                     & series, if
           |                     any
           |and
           |
           |
           |           shares of              of            shares outstanding,
           |----------           ------------    ----------
           |                     type, class
           |                     & series, if
           |                     any
           |
   C   |_| |1**being at least a majority of each type, class or series
           |   outstanding and entitled to vote thereon:
   P   |_| |
           |   Voted: To amend the Company's Articles of Organization to
   M   |_| |          change the Company's name to "GTC Biotherapeutics, Inc."
           |
  R.A. |_| |
           |*Delete the inapplicable words. **Delete the inapplicable clause. |1 For amendments adopted pursuant to Chapter 156B, Section 70.
           |2 For amendments adopted pursuant to Chapter 156B, Section 71. |NOTE: IF THE SPACE PROVIDED UNDER ANY ARTICLE OR ITEM ON THIS
           |FORM IS INSUFFICIENT, ADDITIONS SHALL BE SET FORTH ON ONE SIDE |ONLY OF SEPARATE 8 1/2 X 11 SHEETS OF PAPER WITH A LEFT MARGIN OF |AT LEAST 1 INCH. ADDITIONS TO MORE THAN ONE ARTICLE MAY BE MADE
-----------|ON SINGLE A SHEET SO LONG AS EACH ARTICLE REQUIRING EACH ADDITION
P.C.       |IS CLEARLY INDICATED.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total PRESENTLY authorized is:

------------------------------------------------------------------------------
   WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS
------------------------------------------------------------------------------
TYPE         NUMBER OF SHARES          TYPE        NUMBER OF SHARES  PAR VALUE
------------------------------------------------------------------------------
Common:                                Common
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Preferred:                             Preferred:
------------------------------------------------------------------------------

------------------------------------------------------------------------------

CHANGE the total authorized to:

------------------------------------------------------------------------------
   WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS
------------------------------------------------------------------------------
TYPE         NUMBER OF SHARES          TYPE        NUMBER OF SHARES  PAR VALUE
------------------------------------------------------------------------------
Common:                                Common
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Preferred:                             Preferred:
------------------------------------------------------------------------------

------------------------------------------------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a LATER effective date not more than THIRTY DAYS after such filing, in which event the amendment will become effective on such later date.

Later effective date: ___________________________________.

SIGNED UNDER THE PENALTIES OF PERJURY, this 31st day of May, 2002.

/s/ Geoffrey F. Cox,        *President,
---------------------------
Geoffrey F. Cox


/s/ Nathaniel S. Gardiner,  *Clerk.
---------------------------
Nathaniel S. Gardiner

*Delete the inapplicable words.